UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.          )

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☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Service Properties Trust

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V85453-P48362 *Please check the meeting materials for any special requirements for meeting attendance. SERVICE PROPERTIES TRUST 2026 Annual Meeting Vote by June 10, 2026 11:59 PM ET INVESTOR RELATIONS SERVICE PROPERTIES TRUST 255 WASHINGTON STREET, SUITE 300 NEWTON, MASSACHUSETTS 02458 You invested in SERVICE PROPERTIES TRUST and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 11, 2026. Get informed before you vote View the Notice of Annual Meeting, Annual Report and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 28, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* June 11, 2026 9:30 a.m., Eastern Time Virtually at: https://www.virtualshareholdermeeting.com/SVC2026

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V85454-P48362 1. Election of Trustees. Nominees (for Independent Trustee): Laurie B. Burns For Robert E. Cramer For Donna D. Fraiche For William A. Lamkin For Rajan C. Penkar For Nominees (for Managing Trustee): Christopher J. Bilotto For Adam Portnoy For 2. Advisory vote to approve executive compensation. For 3. Ratification of the appointment of Deloitte & Touche LLP as independent auditors to serve for the 2026 fiscal year. For THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters.